                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2006

                        Farmers & Merchants Bancorp, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Ohio                        000-14492                 34-1469491
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

           307-11 N. Defiance, Archbold, Ohio                        43502
        (Address of Principal Executive Offices)                  (Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the exchange
     Act (17-CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE

On July 19, 2006, Registrant issued a letter to shareholders accompanying the payment of a quarterly dividend of $0.15 per share payable on July 20, 2006. The letter indicates that the amount of the current dividend represents an increase of 20% over the amount of the previous quarterly dividend, and that Registrant no longer anticipates paying a year-end special dividend. The letter to shareholders also announces the addition of new market makers for Registrant's common stock and provides contact information for all of Registrant's current market makers. The letter to shareholders is furnished as Exhibit No. 99 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is filed with or incorporated by reference into the Current Report on 8-K:

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
Number   Exhibit
------   -------
  99     Letter to Shareholders
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 19, 2006


                                        /s/ Barbara J. Britenriker
                                        ----------------------------------------
                                        Barbara J. Britenriker
                                        Executive Vice President &
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)
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                                  EXHIBIT INDEX

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
Exhibit
 Number   Description of Exhibit
-------   ----------------------
   99     Letter to Shareholders